UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

September 29, 2006

INTEGRATED SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11900	75-2422983
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8200 Springwood Drive Suite 230 Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-8280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On September 29, 2006, Integrated Security Systems, Inc. (the “Company”) and Peter Beare entered into a letter agreement pursuant to which Mr. Beare resigned his position as a member of the Board of Directors of the Company, and also resigned as an employee and officer of the Company.   The letter agreement provided for severance pay for Mr. Beare in the amount of $10,000, and mutual releases.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

10.1

Letter agreement between Integrated Security Systems, Inc. and Peter Beare, dated September 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SECURITY SYSTEMS, INC.

Dated:   September 29, 2006

By:

/s/ C.A. RUNDELL, JR.

Name:

C.A. Rundell, Jr.

Title:

Director, Chairman of the Board

Exhibit Index

Exhibit No.

Description

10.1

Letter agreement between Integrated Security Systems, Inc. and Peter Beare, dated September 29, 2006.